Federated Hermes Conservative Municipal Microshort Fund
A Portfolio of Federated Hermes Adviser Series
CLASS A SHARES (TICKER FHMAX)
INSTITUTIONAL SHARES (TICKER FHMIX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED OCTOBER 31, 2025
Mary Jo Ochson, CFA, will retire on April 2, 2026. Effective upon her retirement, Ms. Ochson will no longer serve as a portfolio manager of the Fund. Accordingly, effective April 2, 2026, please remove all references to Ms. Ochson.
Kyle Stewart, CFA, will continue as portfolio manager of the Fund and will continue to manage its portfolio as described in the Prospectus.
Effective December 5, 2025, Timothy Palmer will serve as a portfolio manager of the Fund.
Under the section entitled “Fund Summary Information” in the sub-section entitled “Fund Management,” please add the following information for Mr. Palmer:
“Timothy Palmer, Intermediate Investment Analyst, has been the Fund’s portfolio manager since December of 2025.”
November 5, 2025

Federated Hermes Conservative Municipal Microshort Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457137 (11/25)
© 2025 Federated Hermes, Inc.

Federated Hermes Conservative Municipal Microshort Fund
A Portfolio of Federated Hermes Adviser Series
CLASS A SHARES (TICKER FHMAX)
INSTITUTIONAL SHARES (TICKER FHMIX)

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2025
Mary Jo Ochson, CFA, will retire on April 2, 2026. Effective upon her retirement, Ms. Ochson will no longer serve as a portfolio manager of the Fund. Accordingly, effective April 2, 2026, please remove all references to Ms. Ochson.
Kyle Stewart, CFA, will continue as portfolio manager of the Fund and will continue to manage its portfolio as described in the Prospectus.
Effective December 5, 2025, Timothy Palmer will serve as a portfolio manager of the Fund.
1. Under the section entitled “Fund Summary Information” in the sub-section entitled “Fund Management,” please add the following information for Mr. Palmer:
“Timothy Palmer, Intermediate Investment Analyst, has been the Fund’s portfolio manager since December of 2025.”
2. In the section entitled “Portfolio Management Information,” please add the following information for Mr. Palmer:
Timothy Palmer
Timothy Palmer, Intermediate Investment Analyst, has been the Fund’s portfolio manager since December of 2025.
Mr. Palmer is responsible for providing research and advice on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 2021; has worked in investment management since 2023; has managed investment portfolios since 2025. Education: B.S.B.A., Duquesne University.
3. Under the heading entitled “Who Manages and Provides Services to the Fund?,” please add the following information for Mr. Palmer:
“The following information about the Fund’s portfolio manager is provided as of September 30, 2025.
Timothy Palmer, Intermediate Investment Analyst
Types of Accounts Managed by Timothy Palmer	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	0/$0
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*
 None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Timothy Palmer is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this investment analyst role.
IPP is measured on a rolling one, three and five year pre-tax gross total return basis versus the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if an investment analyst has been managing an account for less than five years; accounts with less than one year of performance history under an investment analyst may be excluded.

For purposes of calculating the annual incentive amount, each account managed by the investment analyst currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups.At the account level, the weighting assigned to the Fund is lesser than the weighting assigned to certain other accounts, (but can be adjusted periodically). Additionally, a portion of Mr. Palmer’s IPP score is based on the performance of the accounts for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
November 5, 2025

Federated Hermes Conservative Municipal Microshort Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457136 (11/25)
© 2025 Federated Hermes, Inc.